J.P. Morgan Mortgage Trust 2024-VIS2 ABS-15G

Exhibit 99.26

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

J.P. Morgan Acceptance Corporation II

383 Madison Avenue, 8th Floor

New York, New York 10179

Visio-Beach Point Mortgage Trust, LLC

1620 26th Street, Suite 6000N

Santa Monica, California 90404

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2024-VIS2, Mortgage Pass-Through Certificates, Series 2024-VIS2. J.P. Morgan Acceptance Corporation II (“J.P. Morgan”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

J.P. Morgan and Visio-Beach Point Mortgage Trust, LLC (together, the “Company”) have agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 24, 2024, representatives of J.P. Morgan provided us with a mortgage loan listing with respect to 1,183 mortgage loans (the “Mortgage Loan Listing”). At your instruction, we randomly selected 125 mortgage loans from the Mortgage Loan Listing (the “Sample Loans”).

Further, on June 26, 2024, representatives of J.P. Morgan provided us with a computer generated mortgage loan data file and related record layout containing data with respect to each of the 1,183 mortgage loans set forth on the Mortgage Loan Listing (the “Statistical Loan File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.          Loan number (for control purposes only)

2.          Origination date

3.          Loan type (fixed or adjustable)

4.          Balloon indicator (yes/no)

5.          Original principal balance

6.          Interest rate

7.          Monthly P&I payment*

8.          First payment date

9.          Original term to maturity

10.       Property city

11.       Property state

12.       Property zip code

13.       Prepayment penalty term (if applicable)

14.       Prepayment penalty calculation (description)

15.       Interest only flag (yes or no)

16.       Interest only term (if applicable)

17.       Occupancy status

18.       Property type

19.       Appraisal report date

20.       Appraised value

21.       Loan purpose

22.       Sales price (if applicable)

23.       Borrower Score

24.       Co-Borrower Score (if applicable)

25.       Lien position

26.       Junior lien balance (if applicable)

27.       Original loan-to-value ratio

28.       Combined loan-to-value ratio

29.       Modification indicator (yes or no)

30.       Modification date**

31.       Index description***

32.       Gross margin***

33.       Maximum interest rate***

34.       Minimum interest rate***

35.       Initial periodic rate cap (change up)***

36.       Subsequent periodic rate cap***

37.       Lookback days***

38.       Initial fixed period***

* For non-interest only loans only.

** For Sample Loans that are modified loans and not a Recast Loan (as defined below) only.

*** For adjustable rate loans only

We compared Characteristic 2. to the corresponding information set forth on, or derived from, the respective Fixed Rate Note, Adjustable Rate Note or Commercial Promissory Note (collectively, the “Note”); Characteristics 3. through 12. and Characteristics 31. through 38. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristics 13. and 14. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 15. and 16. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristic 17. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 18. through 20. to the Uniform Residential Appraisal Report, Loan Product Advisor Full Feedback Certificate or the DU Underwriting Findings (collectively, the “Appraisal Report”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase” or “Construction to Permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 22. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase”) to the Settlement Statement; Characteristics 23. and 24. to the “Credit Report”; Characteristics 25. and 26. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); and Characteristics 29. and 30. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 21., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out” or “Rate/Term Refinance,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “Cash Out” if the Amount to the Borrower was greater than the lesser of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “Rate/Term Refinance” to the extent that it was not.

With respect to Characteristic 27., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “Purchase” (as determined from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term refinance,” “Cash Out” or “Construction to Permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 28., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “Purchase” (as determined from the Application and Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term refinance,” “Cash Out” or “Construction to Permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 7., differences of $0.01 or less are deemed to be “in agreement;”

•	with respect to Characteristic 18., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 18., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•	with respect to our comparison of Characteristic 19., differences of 30 days or less are deemed to be “in agreement;”

•	with respect to Characteristics 18., 19. and 20. and for the recalculations of Characteristics 27. and 28., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the most recently dated Appraisal Report or, to the extent that each such Appraisal Report indicated an appraisal report date within 12 months of the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•	with respect to Characteristics 23. and 24., if three scores were observed on the Credit Report, we used the median score or, if two scores were observed on the Credit Report, we used the lower score;

•	with respect to our comparison of Characteristic 26., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 27., differences of 1.000% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%;

•	with respect to Characteristic 28., differences of 1.000% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%;

•	with respect to Characteristic 29., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File if such Sample Loan is not a Recast Loan; and

•	with respect to Characteristic 30., differences of one day are deemed to be “in agreement.”

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of J.P. Morgan and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report were intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 2, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 2, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Four differences for property type.
2	One difference for appraised value.
3	One difference for original loan to value ratio.
4	One difference for combined loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 2, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	304311285	Property type	single family detached (non-PUD)	PUD
1	304317651	Property type	Townhouse	APUD
1	304355600	Property type	single family detached (non-PUD)	1 family attached
1	304355651	Property type	single family detached (non-PUD)	1 family attached
2	304066733	Appraised value	[REDACTED]	[REDACTED]
3	304066733	Original loan-to-value ratio	57.930%	56.757%
4	304066733	Combined loan-to-value ratio	57.930%	56.757%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.